Accumulated other comprehensive income	12 Months Ended
Jan. 28, 2012
Accumulated other comprehensive income

Note 8—Accumulated other comprehensive income

Total other comprehensive income is included in the Consolidated Statements of Comprehensive Income and Consolidated Statements of Stockholders’ Equity (Deficit). Accumulated other comprehensive income, net of tax, is reflected in the Consolidated Balance Sheets, as follows:

(In millions)	Foreign currency translation adjustments, net of tax	Unrealized loss on hedged transactions, net of tax	Unrealized actuarial losses, net of tax	Acquisition of Toys- Japan shares(1)	Accumulated other comprehensive income (loss)

Balance, January 31, 2009	$(58)	$(25)	$(10)	$—	$(93)
Current-period other comprehensive income	19	10	(1)	—	28
Acquisition of 28.12% of Toys-Japan shares	—	—	—	20	20

Balance, January 30, 2010	(39)	(15)	(11)	20	(45)
Current-period other comprehensive income	55	15	9	—	79
Acquisition of approximately 9% of Toys-Japan shares	—	—	—	6	6

Balance, January 29, 2011	16	—	(2)	26	40
Current-period other comprehensive income	12	(2)	(6)	—	4

Balance, January 28, 2012	$28	$(2)	$(8)	$26	$44

(1)	Upon acquisition of the additional ownership interest of 9% and 28%, Noncontrolling interest decreased by $30 million and $82 million, respectively, at January 29, 2011 and January 30, 2010. These balances represented the percentage of ownership purchased at historical cost. The difference between the fair value of the consideration paid and the carrying amount of the Noncontrolling interest acquired was recognized as a net increase in Stockholders’ Equity (Deficit). See Note 18 entitled “TOYS—JAPAN SHARE ACQUISITION” for further details.